NINTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         NINTH AMENDMENT, dated as of November 4, 2004 (the "Amendment"), to Credit Agreement dated June 30, 2000 (as amended, the "Agreement") by and between AeroCentury Corp., a Delaware corporation ("AeroCentury"), the banking institutions signatories hereto and such other institutions that hereafter become a "Bank" pursuant to Section 10.4 of the Agreement (collectively the "Banks" and individually a "Bank") and National City Bank, a national banking association, as Agent for the Banks under the Agreement ("National City" which shall mean in its capacity as Agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

         WHEREAS, National City and AeroCentury, together with the other Banks, desire to amend the Agreement in the manner hereinafter set forth; and

         WHEREAS, Section 10.2 of the Credit Agreement requires that the written consent of the Banks be obtained for certain amendments, modifications or waivers contemplated herein.

         NOW THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Agreement.

(a) Section 2.1 of the Agreement. The Revolver Termination Date of "November 5, 2004" as set forth on the fourth line of Section 2.1(a) of the Agreement shall be and hereby is amended to "October 31, 2005".

(b) Article 7 of the Agreement. The following sections as set forth in Article 7 of the Agreement are hereby amended and restated in their entirety to be as follows:

                  "7.1. Minimum Tangible Net Worth. Minimum Tangible Net Worth will not at any time be less than the sum of (i) $16,000,000,
                  (ii) 50% of Net Income for each Fiscal Quarter ending after September 30, 2004 without deduction for net losses, (iii) 50% of the net proceeds from any sale of equity securities after the date of this Agreement, and (iv) 50% of any incremental additive equity associated with any acquisition.

                  "7.2. EBITDA to Interest Ratio. The ratio of EBITDA to Interest as at the end of any Fiscal Quarter and for the period of such Fiscal Quarter will not be less than 2.25:1."

                   "7.4. Absence of Net Loss. Beginning with the Fiscal Quarter ending December 31, 2004, AeroCentury shall not suffer a consolidated net loss (i) at December 31, 2004 for the prior Fiscal Quarter; (ii) at March 31, 2005 for the prior two Fiscal Quarters; (iii) at June 30, 2005 for the prior three Fiscal Quarters; and (iv) at each Fiscal Quarter end thereafter, for the prior four Fiscal Quarters."

(c) Article 10 of the Agreement. The following new section is inserted at the end of Article 10 of the Agreement:

                  "10.22. USA Patriot Act. Each Bank that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act") hereby notifies AeroCentury that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies AeroCentury, which information includes the name and address of AeroCentury and other information that will allow such Bank to identify AeroCentury in accordance with the Patriot Act."

(d) Amended and Restated Exhibit D to the Agreement. Exhibit D to the Agreement shall be and is hereby amended and restated in its entirety as attached hereto.

(e) Amended and Restated Schedule 2 to the Agreement. Schedule 2 to the Agreement shall be and is hereby amended and restated in its entirety as attached hereto.

2. Representations and Warranties. Except as otherwise disclosed herein, AeroCentury hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

3. Covenants. AeroCentury hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement (including this Amendment), including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

4. Waiver. With respect to the Fiscal Quarter ending as of September 30, 2004 only, National City hereby waives the financial covenant requirements set forth in Section 7.2 "EBIDTA to Interest Ratio" and Section 7.4 "Absence of Net Loss" which AeroCentury was required to maintain so long as the Revolving Loan Commitments are in effect or any Obligation remains unpaid or outstanding.

5. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to National City and the Banks, and dated the date hereof):

(a) execution and delivery of this Amendment;

(b) delivery of an Officer's Certificate in the form attached as Annex A hereto confirming certain matters set forth therein executed by an officer of AeroCentury; and

(c) execution and delivery of such other documents, instruments and agreements as National City shall reasonably request in connection with the foregoing matters.

6. Affirmation. AeroCentury hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity dates(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

7. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed. The waiver set forth above is granted precisely as written and shall not be deemed (i) to be a waiver of or a consent to, or amendment, supplement or modification of, any other term or condition of the Agreement or any of the instruments or agreements referred to therein or (ii) to prejudice any other right or rights which the Banks may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein.

8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


    AEROCENTURY CORP.


    By       ________________________
             Name:
             Title:



    NATIONAL CITY BANK


    By       ________________________
             Name:    Michael J. Labrum
             Title: Senior Vice President



    CALIFORNIA BANK & TRUST


    By       ________________________
             Name:
             Title:



    FIRST BANK DBA
    FIRST BANK & TRUST


    By       ________________________
             Name:
             Title:

                         COVENANT COMPLIANCE CERTIFICATE


         The undersigned Officer of AeroCentury Corp. ("AeroCentury"), does hereby certify to National City Bank, Agent (the "Bank"), as required by that certain Credit Agreement, dated June 28, 2000, as amended, by and between AeroCentury and the Bank (as amended, the "Agreement") (terms not otherwise defined herein shall have the meanings given to such terms in the Agreement), that as such officer he is authorized to execute this Compliance Certificate (this "Certificate") on behalf of AeroCentury and does further certify that:

         1. Except as otherwise disclosed herein, AeroCentury has complied and is in compliance with all covenants, agreements and conditions in the Agreement and each of the other Loan Documents on the date hereof.

         2. Each representation and warranty contained in the Agreement and each of the other Loan Documents is true and correct on the date hereof.

         3. No Potential Default or Event of Default has occurred and is continuing as of the date of this Compliance Certificate.

         4. There has been no Material Adverse Change since [insert the date of the most recent financial statements delivered to the Bank pursuant to the terms of Section 5.1 of the Credit Agreement], except as disclosed on the attached schedules.

          5. The covenant compliance calculations set forth in Attachment 1 hereto are true and correct on the dates specified.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate in his capacity as an officer of AeroCentury on this ___ day of ___________, _____.

    AeroCentury Corp.





    By:
        -------------------------------------------------
    Name:
    Title:

                        COVENANT COMPLIANCE CALCULATIONS
                                AeroCentury Corp.
                     for the (quarter, year) ending _______


Section 7.1       MINIMUM TANGIBLE NET WORTH

           REQUIREMENT: - Minimum Tangible Net Worth will not at any time be less than the sum of (i) $16,000,000, (ii) 50% of Net Income for each Fiscal Quarter ending after September 30, 2004 without deduction for net losses, (iii) 50% of the net proceeds from any sale of equity securities after the date of this Agreement, and (iv) 50% of any incremental additive equity associated with any acquisition.

           Tangible Net Worth on [date]
                 Capital Stock                                                                 $
                 Paid-In Capital                                                               +
                 Retained Earnings                                                             +
                 Subtotal

                 less:    Net Worth of Unrestricted subsidiaries                               $

                 Tangible Net Worth                                                            $

           Required Tangible Net Worth

                 (i) $16,000,000                                                               $16,000,000
                 (ii) 50% of Net Income                                                        +
                 (iii) 50% of net proceeds from any sale of equity                             +
                          securities
                 (iv)     50% of any incremental additive equity + associated
                          with any acquisition

                 Required Tangible Net Worth                                                     $

              Excess (deficiency) of Actual Tangible Net Worth                                   $
compared with Required Tangible Net Worth

Section.7.2       EBITDA TO INTEREST RATIO

          REQUIREMENT: - The ratio of EBITDA to Interest as at the end of any Fiscal Quarter and for the period of such Fiscal Quarter will not be less than 2.25:1.

           EBITDA
                 Net Income for the                                      $
                 Fiscal Quarter ended ___________

                 Interest deducted with respect to                       + $
                 the Fiscal Quarter ended ___________

                 Taxes deducted with respect to                          + $
                 the Fiscal Quarter ended ___________

                 Depreciation deducted with respect to                   + $
                 the Fiscal Quarter ended ___________

                 Amortization deducted with respect to                   + $
                 Fiscal Quarter ended ___________

             EBITDA for the Fiscal Quarter ended ___________              $

           Interest

                  Interest for the Fiscal Quarter ended __________       $


           Interest                                                      $

                   RATIO OF EBITDA TO INTEREST                 ___________


Section 7.3       RECOURSE FUNDED DEBT TO TANGIBLE NET WORTH

  REQUIREMENT: - The ratio of Recourse Funded Debt (including Recourse Funded Debt represented by the Notes) to Tangible Net Worth will not at any time exceed 3.25:1.

  Recourse Funded Debt on [date]:                         $


  Tangible Net Worth on [date]                            $

  RATIO OF RECOURSE FUNDED DEBT TO TANGIBLE NET WORTH

Section 7.4       ABSENCE OF NET LOSS

          REQUIREMENT: - Beginning with the Fiscal Quarter ending December 31, 2004, AeroCentury Corp. shall not suffer a consolidated net loss for the following periods:

  Net Income for the Fiscal Quarter ended December 31, 2004      $
  Net Income for the two Fiscal Quarters ended March 31, 2005
  Net Income for the three Fiscal Quarters ended June 30, 2005
  Net Income for the four Fiscal Quarters ended thereafter.


Section 7.5       BORROWING BASE

           REQUIREMENT: - The aggregate principal amount of Loans outstanding shall not at any time exceed the Borrowing Base or the Aggregate Revolving Loan Commitment, whichever is less; provided, however, that this covenant shall not be deemed breached if, at the time such aggregate amount exceeds said level, within three Business Days after the earlier of the date AeroCentury first has knowledge of such excess or the date of the next Borrowing Base Certificate disclosing the existence of such excess, a prepayment of Loans shall be made in an amount sufficient to assure continued compliance with this covenant in the future.

           Collateral Loan Value

           Total Borrowing Base                                                                  $

           Maximum Loans

           Aggregate Revolving Loan Commitment                                                   $__,000,000

           Credit Usage

           Aggregate Loan Balance (principal) at date of certificate                             $

           Collateral Loan Value exceeds Credit Usage                                            $

           Collateral Loan Value is less than Credit Usage                                       $


                                    SCHEDULE 2


                       APPLICABLE MARGINS, COMMITMENT FEE

Ratio of Funded
Debt to Tangible                   Alternate Base            LIBO                       Commitment
Net Worth                           Rate Margin               Rate Margin               Fee

I *      > 3.00                     150 bp                    375 bp                    50 bp
II       2.00 - 3.00                100 bp                    325 bp                    50 bp
III      < 2.00                     50 bp                     275 bp                    40 bp



* Regardless of the Borrower's ratio of Funded Debt to Tangible Net Worth, Tier I pricing shall be in effect through March 31, 2005.

                                     ANNEX A

                          FORM OF OFFICER'S CERTIFICATE

                                  See attached.

                             CERTIFICATE OF OFFICER
                                       OF
                                AEROCENTURY CORP.


                  The undersigned, [___________________], hereby certifies that [he/she] is the duly elected and qualified [_______________] of AeroCentury Corp., a Delaware corporation, (the "Company") and that, as such, [he/she] is authorized to execute this certificate on behalf of the Company as required pursuant to that certain Ninth Amendment to Credit Agreement, dated as of the date hereof, among the Company, the banks which are signatories thereto ("Banks") and National City Bank, as Agent for such Banks (the "Ninth Amendment"; unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Ninth Amendment), and further certifies that:

                  (i) Except as pertaining to the Financial Covenants set forth in Section 7.2 EBITDA to Interest Ratio and Section 7.4 of the Agreement regarding Absence of Net Loss, no Potential Default or Event of Default under the Agreement has occurred and is continuing; and

                  (ii) All representations and warranties set forth in Section 3 of the Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand and caused the corporate seal of the Company to be hereunto affixed this ___ day of _________,
_____.


---------------
Name:
Title: